EXHIBIT 32.1

SECTION 906 CERTIFICATION

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of ParkerVision, Inc. (the “Company”) on Form 10-Q, for the period ended September 30, 2014 as filed with the Securities and Exchange Commission (the “Report”), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated: November 10, 2014	Name:	/s/ Jeffrey L. Parker
	Title:	Chief Executive Officer (Principal Executive Officer)

Dated: November 10, 2014	Name:	/s/ Cynthia L. Poehlman
	Title:	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)